EXHIBIT 32.1


                                  Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Valence Technology, Inc. (the "Company") does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended March 31, 2006 (the "Report") that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         Date: June 29, 2006                     By:      /s/ James R. Akridge
                                                          --------------------------------------
                                                 Name:    James R. Akridge
                                                 Title:   Chief Executive Officer, President and
                                                          Chairman of the Board

         Date: June 29, 2006                     By:      /s/ Thomas F. Mezger
                                                          --------------------------------------
                                                 Name:    Thomas F. Mezger
                                                 Title:   Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.